Exhibit 99.5

Upon recordation, return to:
Richard Madden, Esq.
Cadwalader, Wickersham & Taft LLP
227 West Trade Street
Suite 2400
Charlotte, NC 28202





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                                 LOAN ASSUMPTION

                                       AND

                             SUBSTITUTION AGREEMENT


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                          Date: As of February 10, 2006

                             =======================

                                                                    Exhibit 99.5


                   LOAN ASSUMPTION AND SUBSTITUTION AGREEMENT

        THIS LOAN ASSUMPTION AND SUBSTITUTION AGREEMENT (this "Agreement") is made and entered into as of February 10, 2006 by and among BEHRINGER HARVARD BURNETT PLAZA LP, a Texas limited partnership, having an address of 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("Assuming Borrower"), BEHRINGER HARVARD REIT I, INC., a Maryland corporation, having an address of 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("Assuming Indemnitor"), BURNETT PLAZA ASSOCIATES, L.P., a Delaware limited partnership, having an address at 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220 ("Original Borrower"), in favor of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Trustee and REMIC Administrator for Banc of America Commercial Mortgage, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-6, whose mailing address is c/o Bank of America, N.A., Capital Markets Servicing Group, 900 West Trade Street, Suite 650, Mail Code: NC1-026-06-1, Charlotte, North Carolina 28255 ("Lender") and BRANDYWINE ACQUISITION PARTNERS, L.P., a Delaware limited partnership, formerly known as Prentiss Properties Acquisition Partners, L.P., having an address of 401 Plymouth Road, Suite 500, Plymouth Meeting, Pennsylvania 19462 (individually and collectively, if more than one, "Original Indemnitor").

                                    Recitals

        A. Bank of America, N.A., a national banking association (the "Original Lender"), pursuant to the Loan Documents (as hereinafter defined) made a loan to Original Borrower in the original principal amount of $114,200,000.00 (the "Loan"). The Loan is evidenced and secured by the following documents executed in favor of Original Lender by Original Borrower:

        (1) Promissory Note dated March 22, 2005, payable by Original Borrower to Original Lender in the original principal amount of $114,200,000.00 (the "Note");

        (2) Loan Agreement of even date with the Note by and between Original Borrower and Original Lender as amended pursuant to that certain Omnibus Amendment to the Loan Agreement and Ancillary Loan Documents dated as of December __, 2005 (the "Loan Agreement");

        (3) Deed of Trust, Assignment of Leases and Rents and Security Agreement of even date with the Note, granted by Original Borrower to PRLAP, INC., as Trustee for the benefit of Mortgage Electronic Registration Systems, Inc., as nominee of Original Lender ("MERS"), recorded as Document No. D205081007 in the real estate records of Tarrant County, Texas ("Recorder's Office") (the "Mortgage");

        (4) Assignment of Leases and Rents of even date with the Note granted by Original Borrower to Original Lender, recorded as Document No. D205081008, in the Recorder's Office (the "Assignment");

        (5) UCC-1 financing statements with Original Borrower as debtor and MERS as secured party, filed with the Recorder's Office as Document No. D205081009 and with the Secretary of State of the State of Delaware as Instrument No. 51032136 (collectively the "Financing Statements"); and

        (6) Tax and Insurance Payment Guaranty by and between Prentiss Properties Acquisition Partners, L.P., a Delaware limited liability company predecessor in interest to Brandywine Acquisition Partners LP, a Delaware limited partnership ("Original Indemnitor") and Original Lender of even date with the Note (the "Guaranty").

The foregoing documents, together with any and all other documents executed by Original Borrower and/or Original Indemnitor in connection with the Loan, are collectively called the "Loan Documents." As used herein, the term "Assuming Obligors" shall mean Assuming Borrower and Assuming Indemnitor; the term "Original Obligors" shall mean Original Borrower and Original Indemnitor.

        B. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender, and Lender is the
current holder of all of Original Lender's interest in the Loan and Loan Documents.

        C. Original Borrower continues to be the owner of the Property (as defined below).

        D. Pursuant to that certain Purchase and Sale Agreement dated January 13, 2006 (as amended and as assigned to Assuming Borrower, the "Sales Agreement"), Original Borrower agreed to sell, and Assuming Borrower agreed to purchase, that certain real property more particularly described on Exhibit A attached hereto, together with all other property encumbered by the Mortgage and the other Loan Documents (collectively, the "Property"). The Sales Agreement requires that Assuming Borrower assume the Loan and the obligations of Original Borrower under the Loan Documents, and conditions the closing of the sale of the Property upon Lender's consent to the sale of the Property and the assumption of the Loan.

        E. Pursuant to Sections 7.5 and 7.6 of the Loan Agreement, Original Borrower has the right to sell the Property to a third party subject to the satisfaction of certain conditions specified therein. Original Borrower and Assuming Borrower have requested that Lender consent to the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Loan Agreement and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the assumption by Assuming Obligors of the obligations of Original Obligors under the Loan Documents.

        F. Lender is willing to consent to the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Loan Agreement and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the assumption by Assuming Obligors of the obligations of Original Obligors under the Loan Documents, on and subject to the terms and conditions set forth in this Agreement and in the Loan Agreement and in the other Loan Documents.

        G. Lender, Original Obligors and Assuming Obligors by their respective executions hereof, evidence their consent to the transfer of the Property to Assuming Borrower and the modification and assumption of the Loan Documents as hereinafter set forth.

                             STATEMENT OF AGREEMENT

        In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

        1. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ORIGINAL OBLIGORS, RELEASE OF LENDER.

        (a) Original Obligors hereby represent to Lender, as of the date hereof, that (i) simultaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred all of the Property to Assuming Borrower;
(ii) simultaneously with the execution and delivery hereof, Original Borrower has assigned and transferred to Assuming Borrower all leases, tenancies, security deposits and prorated rents of the Property in effect as of the date hereof ("LEASES") retaining no rights therein or thereto; (iii) Original Borrower has not received a mortgage from Assuming Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by Assuming Borrower; (iv) the Mortgage is a valid first lien on the Property for the remaining unpaid principal amount of the Loan and all other amounts as stated therein; (v) there are no defaults by them under the provisions of the Loan Documents; (vi) to the best of Original Obligor's knowledge, there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Loan Documents; (vii) all provisions of the Loan Documents are in full force and effect, except as modified herein; (viii) there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received; and (ix) to the best of Original Obligor's knowledge, the representations and warranties made by Original Obligors in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents, including, without limitation, all representations and warranties with respect to environmental matters, are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof.

        (b) Original Obligors hereby covenant and agree that: (i) from and after the date hereof, Lender may deal solely with Assuming Obligors in all matters relating to the Loan, the Loan Documents, and the Property; (ii) they shall not at any time hereafter take (x) a mortgage or other lien encumbering the Property or (y) a pledge of direct or indirect interests in Assuming Borrower from Assuming Obligors to secure any sums to be paid or obligations to be performed by Assuming Obligors so long as any portion of the Loan remains unpaid; and (iii) Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Obligors.

Original Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

        2.      REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ASSUMING OBLIGORS.

        (a) Assuming Obligors hereby represent and warrant to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, Assuming Borrower has purchased from Original Borrower all of the Property, and has accepted Original Borrower's assignment of the Leases; (ii) Assuming Borrower has assumed the performance of Original Borrower's obligations under the Leases; (iii) Assuming Borrower has not granted to Original Borrower
(x) a mortgage or other lien upon the Property or (y) a pledge of direct or indirect interests in the Assuming Borrower to secure any debt or obligations owed to Original Borrower; (iv) to the knowledge of Assuming Obligors, no Default (each as defined in the Loan Agreement) has occurred or is continuing;
(v) to the knowledge of Assuming Obligors, all provisions of the Loan Documents are in full force and effect; (vi) to the knowledge of Assuming Obligors, the representations and warranties made in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents (other than those representations and warranties relating to the organizational aspects of Original Borrower and Original Indemnitor and those representations and warranties relating to the tenancy of the Property existing as of the date of the Loan Documents, March 22, 2005 (collectively, the "EXCEPTED REPRESENTATIONS") are true, on and as of the date hereof; and (vii) Assuming Obligors have reviewed all of the Loan Documents and consent to the terms thereof.

        (b) Assuming Borrower shall not hereafter, without Lender's prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents. Assuming Obligors have no knowledge that any of the representations and warranties made by the Original Obligors herein are untrue, incomplete, or incorrect.

        (c) Assuming Indemnitor hereby represents and warrants to the Lender that Assuming Indemnitor is an affiliate of the Assuming Borrower and Assuming Indemnitor will derive substantial economic benefit from the Lender's agreement to consent to the transaction described herein. Assuming Indemnitor hereby acknowledges and agrees that Assuming Indemnitor has executed this Agreement and agreed to be bound by the covenants and agreements set forth herein in order to induce Lender to consent to the transaction described herein. Accordingly, Assuming Indemnitor acknowledges that Lender would not consent to the transaction described herein without the execution and delivery by Assuming Indemnitor of this Agreement.

Assuming Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

        3. ASSUMPTION OF OBLIGATIONS OF BORROWER. Assuming Borrower hereby assumes the Debt (as defined in the Loan Agreement) and Assuming Borrower hereby assumes all the other respective past, present and future obligations of Original Borrower of every type and nature set forth in the Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Assuming Borrower further agrees to abide by and be bound by all of the terms of the Loan Documents applicable to the "BORROWER", in accordance with their respective terms and conditions, including but not limited to, the covenants, assurances and indemnifications therein, all as though each of the Loan

Documents had been made, executed, and delivered by Assuming Borrower. Assuming Borrower agrees to pay when and as due all sums due under the Note and agrees to pay, perform, and discharge each and every other obligation of payment and performance of the "BORROWER" pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided. Assuming Borrower hereby acknowledges, agrees and warrants that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assuming Borrower to avoid or delay timely performance of its obligations under the Loan Documents, as applicable;
(ii) to the knowledge of Assuming Borrower after due inquiry, there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents; and (iii) all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

        4. ASSUMPTION OF THE OBLIGATIONS OF THE INDEMNITOR UNDER THE INDEMNITY AGREEMENT AND ENVIRONMENTAL INDEMNITY AGREEMENT; SUBSTITUTION OF INDEMNITOR. From and after the date of this Agreement, Assuming Indemnitor shall be obligated and responsible for the performance of each and all of the obligations and agreements of the "INDEMNITOR", "GUARANTOR" and/or "PRINCIPAL" (collectively referred to herein as "INDEMNITOR") under the Guaranty to which Original Indemnitor is a party, and Assuming Indemnitor shall be liable and responsible for each and all of the liabilities of Indemnitor thereunder, and shall be substituted in lieu of and in place of Original Indemnitor, as fully and completely as if Assuming Indemnitor had originally executed and delivered such Guaranty as Indemnitor thereunder, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Substitution Agreement, been the obligations, agreements and liabilities of Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued, and without regard to the Indemnitor then responsible or liable therefor at the time of such accrual. From and after the date hereof, Assuming Indemnitor further agrees to abide by and be bound by all of the terms of the Guaranty having reference to Indemnitor, all as though the Guaranty to which Original Indemnitor is a party had been made, executed, and delivered by Assuming Indemnitor as Indemnitor. From and after the date hereof, Assuming Indemnitor hereby agrees to pay, perform, and discharge each and every obligation of payment and performance of Indemnitor under, pursuant to and as set forth in the Guaranty at the time, in the manner and otherwise in all respects as therein provided.

        5. NOTICES TO INDEMNITOR. Without amending, modifying or otherwise affecting the provisions of the Loan Documents except as expressly set forth herein, Lender shall, from and after the date of this Agreement, deliver any notices to Indemnitor which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to Assuming Indemnitor's address set forth above.

        6. CONSENT TO CONVEYANCE, ASSUMPTION AND SUBSTITUTION OF INDEMNITOR; RELEASE OF ORIGINAL OBLIGORS. Subject to the terms and conditions set forth in this Agreement, Lender consents to: (a) the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Loan Agreement and the other Loan Documents; (b) the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents; and (c) the assumption by Assuming Indemnitor of the obligations of the Original Indemnitor under the Loan Documents to which Original Indemnitor is a party. The Original Obligors are hereby released from any liability to Lender under any and all of the Loan Documents arising or first accruing subsequent to the transfer of the Property to Assuming Borrower and the assumption by Assuming Borrower and Assuming Indemnitor hereunder; provided, however, Original Indemnitor shall not be liable for (i) the payment of Taxes accruing after January 1, 2006 and Assuming Indemnitor shall be liable for such Taxes and (ii) the payment of Insurance Premiums after the date hereof and Assuming Indemnitor shall be liable for such Insurance Premiums. Lender's consent to such transfer and assumption shall, however, not constitute its consent to any subsequent transfers of the Property. Original Obligors hereby acknowledge and agree that the foregoing release shall not be construed to release Original Obligors from any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of the transaction described herein.

        7. RELEASE AND COVENANT NOT TO SUE. Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, any trustee of the Loan, any servicer of the Loan, each of their respective predecessors in interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the "LENDER PARTIES"), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or unknown, which Original Obligors and Assuming Obligors now have by reason of any cause, matter, or thing through and including the date hereof, including, without limitation, matters arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing;
(b) the Loan Documents; (c) the Property; (d) any reserve and/or escrow balances held by Lender or any servicers of the Loan; or (e) the sale, conveyance, assignment and transfer of the Property. Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, or related claims or causes of action.

        8. ACKNOWLEDGMENT OF INDEBTEDNESS. This Agreement recognizes the reduction of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the principal balance of the Note is $114,200,000.00 and interest on the Note is paid to February 1, 2006. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender. The parties acknowledge that Lender is holding the following Reserve Accounts (as defined in the Loan Agreement): None.

The parties acknowledge and agree that Lender shall continue to hold the Reserve Accounts for the benefit of Assuming Borrower in accordance with the terms of the Loan Documents. Original Obligors covenant and agree that the Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such escrow and/or reserve balances. Original Obligors hereby release and forever discharge the Lender Parties from any obligations to Original Obligors relating to such escrow and/or reserve balances. Assuming Obligors acknowledge and agree that, to the best of their knowledge, the funds listed above constitute all of the reserve and escrow funds currently held by Lender with respect to the Loan and authorize such funds to be transferred to an account controlled by Lender for the benefit of Lender and Assuming Borrower.

The parties further acknowledge and agree that Lender shall direct the Lockbox Bank (as hereinafter defined) to hold and manage the accounts established pursuant to the Lockbox Agreement (as hereinafter defined) for the benefit of Assuming Borrower in accordance with the terms thereof. Lender shall manage the Cash Management Account established pursuant to the Loan Agreement. Original Obligors covenant and agree that the original lockbox bank, Mellon Bank, N.A. ("ORIGINAL LOCKBOX BANK") and Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such accounts with respect to the original lockbox agreement. Original Obligors hereby release and forever discharge the Original Lockbox Bank and Lender from any obligations to Original Obligors relating to such accounts.

        9. MODIFICATIONS OF THE LOAN DOCUMENTS. The Mortgage is hereby modified as follows:

        (a) The introductory paragraph of the Loan Agreement (and each other Loan Document, as applicable) is hereby modified to substitute the name (as listed above) of Lender, as Lender in place of Lender's name set forth therein.

        (b) Section 16.1 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead:

        "16.1. NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, (b) expedited prepaid overnight delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or by (c) telecopier (with answer back acknowledged provided an additional notice is given pursuant to subsection (b) above), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

         If to Borrower:      Behringer Harvard Burnett Plaza LP
                              c/o Behringer Harvard Funds
                              15601 Dallas Parkway, Suite 600
                              Addison, Texas 75001
                              Attention:  Gerald J. Reihsen, III

         With a copy to:      Powell & Coleman, LLP
                              8080 N. Central Expressway, Suite 1380
                              Dallas, Texas 75206
                              Attention:  Patrick M. Arnold
                              Telephone No.: (214) 890-7108
                              Facsimile No.  (214) 373-8768

         If to Lender:        Bank of America, N.A.
                              Capital Markets Servicing Group
                              900 West Trade Street, Suite 650
                              NC1-026-06-01
                              Charlotte, North Carolina 28255
                              Attn:  Servicing Manager
                              Telephone No:  (866) 531-0957

         with a copy to:      Cadwalader, Wickersham & Taft LLP
                              227 West Trade Street
                              Suite 2400
                              Charlotte, NC 28202
                              Attn: Richard Madden, Esq.
                              Telephone No.: (704) 348-5100
                              Facsimile No. (704) 348-5200

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

                (c)     Section 1.1 of the Loan Agreement is amended as follows:

                (i) The definition of "LOCKBOX AGREEMENT" is deleted in its entirety and the following is substituted in its stead:

                "LOCKBOX AGREEMENT" shall mean that certain Blocked Account Control Agreement by and among Borrower, Lender and Lockbox Bank, as the same may be amended, restated, replaced, supplemented or otherwise modified form time to time, relating to the operating and maintenance of, and application of funds in, the Lockbox Account.

                (ii) The definition of "LOCKBOX BANK" is deleted in its entirety and the following is substituted in its stead:

                "LOCKBOX BANK" shall mean JPMorgan Chase Bank, N.A. or any successor Eligible Institution approved or appointed by Lender acting as Lockbox Bank under the Lockbox Agreement.

                (iii) The definition of "MANAGER" is deleted in its entirety and the following is substituted in its stead:

                (iv) The defined terms "BRT", "BAP", ""MERGER SUB I", "BOP", "MERGER SUB II", and "BOTTOM GUARANTY" are hereby deleted in their entirety and all references and concepts relating thereto in the Loan Agreement and the other Loan Documents are hereby deleted.

        (d) The introductory paragraph of the Mortgage and the Assignment is hereby modified to substitute the name and address (as listed above) of Assuming Borrower, as Borrower, in place of the Borrower name and address set forth therein.

        (e) Section 4.2 of the Loan Agreement is deleted in its entirety and the following is hereby substituted in its stead:

        Section 4.2 STATUS OF BORROWER. Borrower's exact legal name is correctly set forth on the first page of this Agreement, on the Mortgage and on any UCC-1 Financing Statements filed in connection with the Loan. Borrower is an organization of the type specified on the first page of this Agreement. Borrower is organized under the laws of the state of Texas. Borrower's principal place of business and chief executive office, and the place where Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording, including software, writings, plans, specifications and schematics, has been for the preceding four months (or, if less, the entire period of the existence of Borrower) the address of Borrower set forth on the first page of this Agreement. Borrower's organizational identification number, if any, assigned by the state of incorporation or organization is 800608031.

        (f)     Section 5.23 of the Loan Agreement is deleted in its entirety.

        (g) Section 7.3 of the Loan Agreement is deleted in its entirety and the following is hereby substituted in its stead.

        Section 7.3 PERMITTED TRANSFERS. Notwithstanding the provisions of
        Section 7.2, the following transfers shall not be deemed to be a Prohibited Transfer: (a) a transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party, so long as Borrower delivers notice to Lender as soon as practicable thereafter and that such Restricted Party is promptly reconstituted, if applicable, following the death of such member, partner or shareholder and there is no change in Control of such Restricted Party as a result of such transfer; (b) transfers for estate planning purposes of an individual's interests in any Restricted Party to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, so long as such Restricted Party is reconstituted, if required, following such transfer and there is no change in Control of such Restricted Party as a result of such transfer; (c) the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the stock, limited partnership interests or non-managing membership interests (as the case may be) in a Restricted Party; or (d) transfers of more than forty-nine percent (49%) of the direct or indirect interests in Borrower, provided Behringer Harvard REIT I, INC., a Maryland corporation (the "REIT") or a Permitted Transferee directly or indirectly at all times shall continue to own twenty percent (20%) or more of the interests in Borrower (including interests in the general partner of Borrower); provided, however, no such transfers shall result in a change in Control in the Restricted Party or change in control of the Property (other than a change in control resulting in control by a Permitted Transferee permitted in this Section 7.3), and as a condition to each such transfer, no Default or Event of Default shall have occurred and be continuing and Lender shall have received (i) not less than thirty (30) days prior written notice of such proposed transfer,
        (ii) evidence of the proposed transferee's continued compliance with the covenants set forth in this Agreement (including, without limitation, the covenants in Article 6) and the other Loan Documents, and (iii) if there will be a change of management at the Property, evidence of a new Qualified Manager for the Property and a new management agreement in place at the Property, both satisfactory to Lender and the Rating Agencies which rated the Securities. Notwithstanding anything to the contrary contained in this Article 7, the REIT or a Permitted Transferee must continue to own, directly or indirectly, at least a 20% interest in, and Control, Borrower.

        (h) Section 7.5(b) of the Loan Agreement is deleted in its entirety and the following is hereby substituted in its stead:

        (b) Borrower shall have (i) delivered written notice to Lender of the terms of such prospective transfer not less than thirty (30) days before the date on which such transfer is scheduled to close and, concurrently therewith, all such information concerning the proposed Transferee as Lender shall reasonably require and (ii) paid to Lender a non-refundable processing fee in the amount of $15,000. Lender shall have the right to approve or disapprove the proposed transfer based on its then current underwriting and credit requirements for similar loans secured by similar properties which loans are sold in the secondary market, such approval not to be unreasonably withheld. In determining whether to give or withhold its approval of the proposed transfer, Lender shall consider the experience and track record of Transferee and its principals in owning and operating facilities similar to the Property, the financial strength of Transferee and its principals, the general business standing of Transferee and its principals and Transferee's and its principals' relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Lender determines to be commercially reasonable and, if given, may be given subject to such conditions as Lender may deem reasonably appropriate.

        (i)     Section 7.6 of the Loan Agreement is deleted in its entirety.

        (j) Article XII of the Mortgage is deleted in its entirety and the following is hereby substituted in its stead:

                                     NOTICES

        All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, (b) expedited prepaid overnight delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or by (c) telecopier (with answer back acknowledged provided an additional notice is given pursuant to subsection (b) above), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

                If to Lender:       MERS Commercial

                                    P.O. Box 2300
                                    Flint, Michigan 48501-2300
                                    Attention:  Corporate Secretary
                                    Facsimile No.: (703) 748-0183

                With a copy to:     Cadwalader, Wickersham & Taft LLP
                                    227 West Trade Street, Suite 2400
                                    Charlotte, North Carolina 28202
                                    Attention:  Richard Madden, Esq.
                                    Facsimile No.: (704) 348-5200

                If to Trustee:      PRLAP, Inc.
                                    c/o Capital Markets Servicing Group
                                    900 West Trade Street, Suite 650
                                    Mail Code: NC1-026-06-01
                                    Charlotte, North Carolina 28255

                If to Borrower:     Behringer Harvard Burnett Plaza LP
                                    c/o Behringer Harvard Funds
                                    15601 Dallas Parkway, Suite 600
                                    Addison, Texas 75001
                                    Attention Gerald J. Reihsen, III
                                    Facsimile No.: (214) 655-1610

                With a copy to:     Powell & Coleman, LLP
                                    8080 N. Central Expressway, Suite 1380
                                    Dallas, Texas 75206
                                    Facsimile No.: (214) 373-8768

        A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

        (k) Section 16.9 of the Mortgage is deleted in its entirety and the following is hereby substituted in its stead:

        Section 16.9   LOCATION, STATE OF FORMATION AND NAME OF BORROWER.

        (i) chief executive office is located at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001;

        (ii)    state of formation is the State of Texas; and

        (iii) exact legal name is as set forth in the first paragraph of this Deed of Trust.

        10. NOTE RATE AND MONTHLY INSTALLMENT PAYMENT AMOUNT TO REMAIN THE SAME. The interest rate and the monthly payments set forth in the Loan Agreement shall remain unchanged. Prior to the occurrence of an Event of Default hereunder or under the Note, interest shall accrue on the principal balance outstanding from time to time at the Note Rate (as defined in the Note) and principal and interest (which does not include such amounts as may be required to fund escrow obligations under the terms of the Loan Documents) shall continue to be paid in accordance with the provisions of the Note.

        11. CONDITIONS. This Agreement shall be of no force and effect until each of the following conditions has been met to the complete satisfaction of
Lender:

        (a) FEES AND EXPENSES. Original Borrower and/or Assuming Borrower shall pay, or cause to be paid at closing: (i) all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, filing fees, surveyor fees, broker fees, transfer or mortgage taxes, rating agency confirmation fees, application fees, all third party fees, search fees, transfer fees, inspection fees, title insurance policy or endorsement premiums or other charges of Title Company and the fees and expenses of legal counsel to any Lender Party and any applicable rating agency; and (ii) an assumption fee to Lender in the amount of $0.00 and the other fees and expenses outlined in the beneficiary statement distributed to the parties by Lender.

        (b) OTHER CONDITIONS. Satisfaction of all requirements under the Loan Documents and the closing checklist for this transaction as determined by Lender and Lender's counsel in their sole discretion.

        12.     DEFAULT.

        (a) BREACH. Any breach of Assuming Obligors or Original Obligors of any of the representations and warranties contained herein shall constitute an Event of Default under the Mortgage and each other Loan Document. (b) FAILURE TO COMPLY. Any failure of Assuming Obligors or Original Obligors to fulfill any one of the conditions set forth in this Agreement shall constitute an Event of Default under this Agreement and the Loan Documents.

        13. NO FURTHER CONSENTS. Assuming Obligors and Original Obligors acknowledge and agree that Lender's consent herein contained is expressly limited to the sale, conveyance, assignment and transfer herein described, that such consent shall not waive or render unnecessary Lender's consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property, and that Article 7 of the Loan Agreement shall continue in full force and effect.

        14. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSUMING OBLIGORS. As a condition of this Agreement, Assuming Obligors represent and warrant to Lender as follows:

        (a) Assuming Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to do business and in good standing in the State of Texas. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.

        (b) Behringer Harvard Burnett Plaza GP, LLC ("GENERAL PARTNER") is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Assuming Borrower. General Partner is, and shall remain, the sole General Partner of Assuming Borrower and has full power and authority to enter into this Agreement as General Partner on behalf of Assuming Borrower, and to execute this Agreement.

        (c) Assuming Indemnitor is a corporation duly organized and validly existing under the laws of the State of Maryland and is qualified to do business and in good standing in the State of Maryland. Assuming Indemnitor has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents to which it is a party.

        (d) This Agreement and the Loan Documents constitute legal, valid and binding obligations of Assuming Obligors enforceable in accordance with their respective terms. Neither the entry into nor the assumption and performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Assuming Obligors or any property of Assuming Obligors are bound or any statute, rule or regulation applicable to Assuming Obligors.

        (e) There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Assuming Obligors.

        (f) There has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of Assuming Obligors or any of their properties or assets, whether insured against or not, since Assuming Obligors submitted to Lender their request to assume the Loan.

        (g) The financial statements and other data and information supplied by Assuming Obligors in connection with Assuming Obligors' request to assume the Loan or otherwise supplied in contemplation of the assumption of the Loan by Assuming Obligors were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of Assuming Obligors has occurred, and there is not any pending or threatened litigation or proceedings which might impair to a material extent the business or financial condition of Assuming Obligors.

        (h) Without limiting the generality of the assumption of the Loan Documents by Assuming Obligors, Assuming Obligors hereby specifically remake and reaffirm the representations, warranties and covenants set forth in the Mortgage, the Indemnity Agreement and the Environmental Indemnity Agreement (other than the Excepted Representations).

        (i) No representation or warranty of Assuming Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

        15. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF ORIGINAL OBLIGORS. As a condition of this Agreement, Original Obligors represent and warrant to Lender as follows:

        (a) Original Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of Texas. Original Borrower has full power and authority to enter into and carry out the terms of this Agreement and to convey the Property and assign the Loan Documents.

        (b) Burnett Plaza Associates GP, LLC (the "ORIGINAL GENERAL PARTNER") is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Original Borrower. The Original General Partner is the sole General Partner of Original Borrower and has full power and authority to enter into this Agreement as General Partner on behalf of Original Borrower, and to execute this Agreement.

        (c) Original Indemnitor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Original Indemnitor has full power and authority to enter into and carry out the terms of this Agreement.

        (d) This Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith, constitute legal, valid and binding obligations of Original Obligors enforceable in accordance with their respective terms. Neither the entry into nor the performance of and compliance with this Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Original Obligors or any property of Original Obligors are bound or any statute, rule or regulation applicable to Original Obligors.

        (e) Original Obligors have not received any written notices from any governmental entity claiming that Original Obligors or the Property is not presently in compliance with any laws, ordinances, rules, and regulations bearing upon the use and operation of the Property, including, without limitation, any notice relating to zoning laws or building code regulations.

        (f) The Certified Rent Roll provided to Lender of even date herewith, is a true, complete and accurate summary, in all material respects, of all tenant leases ("TENANT LEASES" or individually a "TENANT LEASE") affecting the Property as of the date of this Agreement. No rent has been prepaid under any Tenant Lease except rent for the current month. Each Tenant Lease has been duly executed and delivered by, and, to the knowledge of Original Obligors, is a binding obligation of, the respective tenant, and each Tenant Lease is in full force and effect. Each Tenant Lease represents the entire agreement between the landlord and the respective tenant and no Tenant Lease has been terminated, renewed, amended, modified or otherwise changed without the prior written consent of Lender as provided in the Loan Documents. The tenant under each Tenant Lease has taken possession of and is in occupancy of the premises therein described and is open for business. Rent payments have commenced under each Tenant Lease, and all tenant improvements in such premises and other conditions to occupancy and/or rent commencement have been completed by Landlord. All obligations of the landlord under the Tenant Leases have been performed, and, to Obligor's knowledge, no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Landlord under any Tenant Lease. To Obligor's knowledge, there are no offsets or defenses that any tenant has against the full enforcement of any Tenant Lease by the landlord thereunder. Each Tenant Lease is fully and freely assignable by the landlord without notice to or the consent of the tenant thereunder except for notices which will be given as of the date hereof.

        (g) Original Borrower is the current owner of the Property. There are no pending or, to the best of Original Obligor's knowledge, threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Obligors or the Property, or any pending or, to the best of Original Obligor's knowledge, threatened condemnation or annexation proceedings affecting the Property, or any agreements to convey any portion of the Property, or any rights thereto, not disclosed in this Agreement, including, without limitation to any governmental agency, which would materially and adversely affect the condition of Original Borrower or the Property.

        (h)     Intentionally omitted.

        (i) To Original Obligor's knowledge, no representation or warranty of Original Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

        16. Lender hereby represents to Assuming Borrower as follows, with the understanding that Assuming Borrower will rely thereon in connection with its purchase of the Property: (a) Lender is the legal and equitable owner of the Note, the Mortgage and the other Loan Documents; (b) the maturity of the Note has not been accelerated and to the knowledge of Lender no Default (as defined in the Loan Agreement) currently exists; and (c) there is no indebtedness owing to Lender or any related party that is secured by the Mortgage other than the indebtedness evidenced by the Note, and Lender has made no agreement to extend any further credit to be secured by the Mortgage or any other lien upon the Property.

        17. INCORPORATION OF RECITALS. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

        18. PROPERTY REMAINS AS SECURITY FOR LENDER. All of the Mortgaged Property as described and defined in the Mortgage shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage, and, except as expressly set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

        19. NO WAIVER BY LENDER. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under any of the Loan Documents, or under applicable law.

        20. REFERENCES. From and after the date hereof: (a) references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such of the Loan Documents as modified by this Agreement; (b) references in the Loan Documents to Borrower or Mortgagor shall hereafter be deemed to refer to Assuming Borrower; (c) references in the Indemnity Agreement, Environmental Indemnity Agreement and the other Loan Documents to the Guarantor, Indemnitor or Principal shall hereafter be deemed to refer to Assuming Indemnitor; and (d) all references to the term "LOAN DOCUMENTS" in the Mortgage and Assignment of Rents shall hereinafter refer to the Loan Documents referred to herein, this Agreement, and all documents executed in connection with this Agreement.

        21. RELATIONSHIP WITH LOAN DOCUMENTS. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.
22. CAPTIONS. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

        23. PARTIAL INVALIDITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

        24. ENTIRE AGREEMENT. This Agreement and the documents contemplated to be executed herewith constitutes the entire agreement among the parties hereto with respect to the assumption of the Loan and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof. This Agreement and the Loan Documents may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

        25. BINDING EFFECT. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by Assuming Borrower.

        26. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.

        27. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State where the Property is located.

        28. EFFECTIVE DATE. This Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

        29. TIME OF ESSENCE. Time is of the essence with respect to all provisions of this Agreement.

        30. CUMULATIVE REMEDIES. All remedies contained in this Agreement are cumulative and Lender shall also have all other remedies provided at law and in equity or in the Mortgage and other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise.

        31. CONSTRUCTION. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and that no provision shall be construed against or interpreted to the disadvantage of any party. Assuming Obligors and Original Obligors have had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. No representations or warranties have been made by Lender to any party except as set forth in this Agreement.

        32. WAIVER OF JURY TRIAL. ORIGINAL OBLIGORS, ASSUMING OBLIGORS AND LENDER, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR THIS AGREEMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first aforesaid.

ASSUMING                                BEHRINGER HARVARD BURNETT PLAZA LP, a
BORROWER:                               Texas limited partnership

                                        By:  Behringer Harvard Burnett Plaza
                                             GP, LLC
                                        Its: General Partner

                                             By:______________________________
                                                Name:_________________________
                                                Title:________________________



ASSUMING                                BEHRINGER HARVARD REIT I, INC., a
INDEMNITOR:                             Maryland corporation


                                        By:___________________________________
                                           Name:______________________________
                                           Title:_____________________________

ORIGINAL                                BURNETT PLAZA ASSOCIATES, L.P., a
BORROWER:                               Delaware limited partnership

                                        By: Burnett Plaza Associates GP, LLC,
                                            a Delaware limited liability
                                            company, its general partner

                                            By: Brandywine Acquisition
                                                Partners, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: BDN Properties I, Inc., a
                                                    Delaware corporation, its
                                                    general partner

                                                    By:    ____________________
                                                    Name:  Thomas P. Simon
                                                    Title: Senior Vice President

                                        BRANDYWINE ACQUISITION PARTNERS, L.P., a
ORIGINAL                                 Delaware limited partnership
INDEMNITOR:

                                        By: BDN Properties I, Inc., a Delaware
                                            corporation, its general partner

                                            By:    ____________________________
                                            Name:  Thomas P. Simon
                                            Title: Senior Vice President

LENDER: LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Trustee and REMIC Administrator for Banc of America Commercial Mortgage, Inc., Commercial Mortgage Pass-Through
                                        Certificates, Series 2005-6

                                        By: BANK OF AMERICA, N.A., solely in its
                                            capacity as Master Servicer, as
                                            authorized under that certain
                                            Pooling and Servicing Agreement
                                            dated as of December 1, 2005.


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

STATE OF TEXAS              )
                            )  ss.:
COUNTY OF DALLAS            )


        Before me, the undersigned notary public in and for the aforesaid jurisdiction, on this day personally appeared Gerald J. Reihsen, III, Secretary of Behringer Harvard Burnett Plaza GP, LLC, a Delaware limited liability company, which limited liability company is the sole general partner in Behringer Harvard Burnett Plaza LP, a Texas limited partnership, known to be (or proved to me through a valid drivers license) to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said limited liability company acting for and on behalf of said limited partnership

        Given under my hand and seal of the office of _____ day of January, 2006.


                                            ____________________________________
                                            Notary Public

                                            ____________________________________
                                            Printed/Typed Name of Notary

                                            My Commission Expires: _____________

                    [TITLE COMPANY TO ATTACH EXHIBIT A LEGAL

                          DESCRIPTION OF THE PROPERTY]